                                                              ARTHUR ANDERSEN


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-80732 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

                                                      /s/ Arthur Andersen LLP
Hartford, Connecticut
September 20, 2000